EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

I, Robert Kirkman, the principal accounting officer of Protein Design Labs, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Securities and Exchange Commission or its staff upon request.

Dated: May 14, 2003

By:	/s/ Robert Kirkman

Robert L. Kirkman
Vice President, Business Development and Corporate Communications
(Principal Accounting Officer)